July 24, 2020

Meritage Growth Equity Fund

Institutional Shares – MPGIX

Investor Shares – MPGEX

Meritage Value Equity Fund

Institutional Shares – MVEBX

Meritage Yield-Focus Equity Fund

Institutional Shares – MPYIX

Investor Shares – MPYEX

Each a series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information each dated December 30, 2019

Based upon a recommendation by Meritage Portfolio Management, Inc. (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate each of the Meritage Growth Equity Fund, Meritage Value Equity Fund and Meritage Yield-Focus Equity Fund, (each a “Fund” and collectively, the “Funds”). In connection with this, the Board has adopted a plan of liquidation. Please note that each Fund will be liquidating its assets at the close of business on August 27, 2020. You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on July 27, 2020 the Funds will no longer accept purchases. In addition, as soon as reasonable and practicable, the Adviser will begin an orderly transition of each Fund’s portfolio to cash and cash equivalents and each Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Funds may redeem their investments as described in the Funds’ Prospectus. Accounts not redeemed by August 26, 2020, will automatically be redeemed on August 27, 2020, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Funds’ transfer agent at 1-855-261-0104 prior to August 27, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Funds have not received your redemption request or other instruction by August 26, 2020, your shares will be redeemed on August 27, 2020, and you will receive your proceeds from the applicable Fund, subject to any required withholding. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. Checks will be issued to all shareholders of record of the Funds as of the close of business on August 27, 2020.

Further Information

For further information, please contact the Funds toll-free at (855) 261-0104. You may also obtain additional copies of the Funds’ Prospectus and SAI, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at www.meritageportfoliofunds.com.

Investors Should Retain this Supplement for Future Reference.

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